EXHIBIT 10.6

Advisory Service Agreement

May 2, 2025

*Note:

This English version of the Agreement has been prepared for reference purposes only. In the event of any discrepancy or inconsistency between the Korean original and this English translation, the Korean version shall prevail and be deemed the governing and legally binding document.

This Agreement is entered into on May 2, 2025, by and between ROKIT America Inc. (hereinafter referred to as the “Party A”) and CKIUFC, Inc. (hereinafter referred to as the “Party B”) in connection with Party A’s listing on the U.S. stock market.

Article 1. Scope of Services by Party B

Party B shall perform the following services (hereinafter referred to as the “Advisory Services”) for Party A:

1.	Operational advisory services for Party A;
2.	Advisory services related to Party A’s listing on the U.S. stock market;
3.

From June 1, 2025, and for a minimum of one year following the completion of Party A’s listing on the U.S. stock market, Party B shall perform the duties of the Chief Financial Officer (hereinafter referred to as the “Party C”) for Party A. (Compensation related to Party C after the listing shall be determined through a separate agreement.);

4.	Other ancillary services related to the above, including process advisory services.

Article 2. Performance of Advisory Services

1.

Party A hereby grants Party B the authority to consult with relevant parties on behalf of Party A in connection with this Agreement and to request necessary materials from Party A. However, Party B shall not make any legally binding agreements or representations to third parties without prior written approval from Party A.

2.

Party B shall share the progress and results of the Advisory Services with Party A or a person designated by Party A at regular intervals (e.g., once a week). The format and frequency of such reporting shall be determined by mutual agreement between the parties.

3.	Party A may request additional materials or explanations within a reasonable scope regarding the advisory content, and Party B shall respond in good faith.
4.

To facilitate the smooth execution of services, Party A shall provide Party C with an email account and business cards under Party A’s name. Party B guarantees that Party C shall use these solely for the performance of the Advisory Services under this Agreement.

5.

If any legal procedures are required for the execution of this Agreement and the Advisory Services, both Party A and Party B shall cooperate to ensure such procedures are properly carried out and approved

Article 3. Compensation and Payment Terms for Advisory Services

1.	Party A shall compensate Party B for the services provided under this Agreement as follows:
①	Consulting Fee: US$ 450,000
②	Success Fee: 641,028 newly issued shares (to be granted after Party A’s listing on the U.S. stock market)
✓	Explanation and Calculation of the 641,028 Newly Issued Shares:
-

The number of newly issued shares (641,028) represents 2.5% of the total number of shares of Party A as of the date of this Agreement, including the shares to be issued as the success fee under this Article.

-	Total number of issued shares of Party A as of the date of this Agreement: 25,000,100 shares

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-	The newly issued shares shall be restricted securities issued pursuant to Rule 144 under the Securities Act of 1933.
-

The shares issued under this Article shall become effective on the date of issuance and shall be irrevocable as of the effective date. The holding period under Rule 144 shall be calculated from the effective date.

-	Party A shall not take any action to cancel, nullify, or revoke the shares issued under this Article, nor shall it take any action that would result in the invalidation or revocation of such issuance.
-

Provided that Party B complies with the provisions and requirements of Rule 144, Party A shall ensure that the shares acquired by Party B under this Article are promptly transferred to Party B’s account by Party A’s transfer agent.

2.

Party A shall make payments to Party B’s designated account in cash or shall promptly notify its transfer agent to issue the shares, as applicable, upon the fulfillment of each payment condition set forth below.

①	Consulting Fee Payment Conditions:

No.	Payment Condition	Fee	Estimated Date
1)	Within 30 days from the execution of this Agreement	US$150,000	June 1, 2025
2)	Upon submission of Party A’s Draft Registration Statement (DRS) to the U.S. Securities and Exchange Commission (SEC)	US$100,000	September 15, 2025
3)	Upon confirmation by Party A’s legal counsel that the SEC has cleared all comments and issues regarding Party A’s S-1 Report without objection	US$100,000	April 15, 2026
4)	On the first trading day of Party A’s shares on the U.S. stock market	US$100,000	May 15, 2026
Total	US$450,000

*If any of the above conditions are not met, Party A shall not be obligated to pay the corresponding fee for that stage. If the delay or failure to complete the relevant milestone is attributable to Party B, Party A may withhold payment.

②	Success Fee Payment Conditions:

1)	Upon completion of Party A’s listing on the U.S. stock market, Party A shall issue and grant to Party B, free of charge, 641,028 shares of Party A as specified in Article 3(1).

2)

To issue and grant the above shares, Party A shall complete all procedures required under applicable laws and regulations in both South Korea and the United States, including but not limited to board resolutions, public disclosures, shareholder approvals, and filings with government authorities. The timing of issuance and delivery may be adjusted through prior consultation between the parties.

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In the event that the issuance of shares under this clause becomes legally or practically impossible for any reason, Party A shall consult with Party B to determine an alternative form of compensation equivalent to the value of the shares. The final form and terms of such compensation shall be subject to mutual agreement between Party A and Party B.

③	All taxes and related expenses incurred by Party B as a result of the compensation received under this Agreement (including the consulting fee and success fee) shall be borne solely by Party B.

④

Both Party A and Party B shall comply with all applicable laws and regulations to ensure that no tax disadvantages or legal liabilities are imposed on the other party. In the event that a party violates this obligation and causes damage to the other party, the violating party shall fully compensate the other party for such damages.

3.

In the event that Party B is required to visit a location other than its regular office for the performance of services under this Agreement, subject to Party A’s prior request or approval, Party A shall reimburse Party B for reasonable travel, accommodation, and related expenses. Party B shall submit the relevant invoices to Party A, and Party A shall settle the payment within five (5) business days from the date of receipt of such invoices.

Article 4. Guarantee of Preferential and Exclusive Opportunity

From the date of execution of this Agreement until December 31, 2026, Party A shall not engage or contact, directly or indirectly, any third party for services related to the advisory services under this Agreement without prior consultation and written consent from Party B.

Article 5. Confidentiality

Both Party A and Party B shall maintain the confidentiality of any information obtained from the other party in connection with the advisory services, except for information that is publicly known or required to be disclosed by law. This obligation shall remain in effect for a period of two (2) years from the date of execution of this Agreement. Neither party shall disclose or publish such information to any third party without the prior consent of the other party.

Article 6. Termination

1.	If either party breaches any of its obligations under this Agreement, the non-breaching party may terminate this Agreement by providing written notice to the breaching party.
2.	Upon termination pursuant to Paragraph 1 of this Article, both parties shall be released
3.	from their obligations under this Agreement, except for the obligations under Articles 5 and 7, which shall survive termination.
4.	This Agreement shall remain in effect until December 31, 2026, and shall automatically expire on that date unless either party provides written notice of termination prior to the expiration date.

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Article 7. Governing Law and Jurisdiction

Any disputes arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts located in the State of California, United States. Matters not expressly provided for in this Agreement shall be governed by generally accepted commercial practices.

Article 8. Retention of Agreement

To evidence their agreement, Party A and Party B shall execute two (2) original copies of this Agreement, each signed or sealed by their respective authorized representatives, and each party shall retain one (1) copy.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

May 2, 2025

Party A:

/s/ Seok Hwan You
Seok Hwan You, CEO ROKIT America Inc. 3435 WILSHIRE BLVD. STE 2925, LOS ANGELES, CA 90010

Party B:

/s/ HaYoung Kim
HaYoung Kim, CEO CKIUFC, Inc 8201 Broadway Street, Pearland, TX, 77581, U.S.

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본 계약은 **ROKIT America Inc.** (이하 "**갑**"이라 한다)와 **CKIUFC, Inc**(이하 "**을**"이라 한다)간 "갑"의 미국 주식시장 상장과 관련하여 **2025년 5월 2일** 체결한다.

제 1 조 "을"의 업무의 범위

"을"은 "갑"을 위하여 하기 각항의 업무(이하, "자문업무"라 한다)를 수행한다.

① "갑"의 운영자문

② "갑"의 미국 주식시장 상장을 위한 자문

③ 2025년 6월 1일부터 "갑"의 미국 주식시장 상장 완료 후 최소 1년 동안 "갑"의 *재무담당이사(Chief Financial Officer, 이하 "병"이라 한다) 선정 및 임무수행 (단, 상장완료 후에 "병"과 관련한 보수는 별도 계약을 통해 정하기로 한다)

④ 기타 상기 업무와 관련한 Process자문 등 제반 부수업무

제 2 조 자문업무의 수행

1. "갑"은 "을"의 자문업무 수행을 위하여 "을"이 "갑"을 대신하여 본 계약과 관련한 관련자 등과 협의할 권한과 필요한 자료를 "갑"에 요청할 수 있는 권한을 부여한다. 다만, "갑"의 사전 서면 승인 없이는 제3자와의 법적 구속력이 있는 합의나 진술을 할 수 없다.

2. "을"은 본 계약상의 자문업무 수행 과정 및 결과를 일정한 주기(예: 일주일에 한번)에 "갑" 또는 "갑"이 지정한 사람에게 공유해야 한다. 공유하는 양식 및 일정 주기에 대해서는 양 당사자간 합의하에 정하기로 한다.

3. "갑"은 자문 내용에 대해 합리적인 범위 내에서 추가 자료 제출 또는 설명을 요구할 수 있으며, "을"은 이에 성실히 응해야 한다.

4. "갑"은 원활한 업무 진행을 위하여 "병"에게 "갑"의 계정의 이메일 계정과 명함을 제공하며 "을"은 "병"이 본 계약에 따른 자문업무 수행을 위해서만 이를 사용할 것을 보장한다.

5. 본 계약 체결 및 자문업무의 추진에 필요한 법정사항이 있는 경우 "갑"과 "을"은 필요한 법정절차에 협조하고 의결되도록 한다.

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제 3 조 자문업무수행의 대가 및 지급시기와 방법

1. "갑"이 "을"에게 제공하는 용역에 대한 대가는 아래와 같다.
   ① **컨설팅 비용: US$ 450,000**
   ② **성공 보수: *신규발행 주식 641,028주** ("갑"의 미국 상장이후 지급)

   ✓'신규발행 주식 641,028 주'에 대한 산정 방법 및 부연 설명
   - '본 계약 체결일 기준의 "갑"의 총 발행 주식수'와 본 조에 따른 성공 보수로 인한 신규발행 주식수를 포함하였을 경우의 **2.5%** (즉, **641,028주**)
     ⇨ '본 계약 체결일 기준으로 "갑"의 총 발행 주식 총수'= 25,000,100주
   - 여기서 신규발행 주식은 Rule 144에 따라 제한된 주식을 말한다.
   - 본 조에 의해 발행된 주식은 발행일에 효력이 발생하며 효력발생일을 기준으로 취소 불가능하며, Securities Act of 1933에 의거한 Rule 144에 따른 법정 보유 기간 계산은 효력발생일로부터 계산된다.
   - "갑"은 본 조에 의해 발행된 주식의 취소, 무효화 또는 철회, 또는 주식 발행의 무효화 또는 철회를 초래하는 어떠한 조치도 취하지 않기로 한다.
   - "을"이 Rule 144의 규정 및 요건을 준수했다는 전제 하에, "갑"은 "을"이 본 조에 의해 취득한 주식이 "갑"의 명의개서대리인으로부터 "을"의 계좌에 지체 없이 이체되도록 한다.

2. 본 조에서 정한 수수료 지급 시기는 아래와 같이 각 지급 조건 일정이 완료되면 해당되는 수수료를 "갑"은 "을"이 지정하는 계좌에 현금을 입금 또는 주식의 발행을 명의개서대리인에 지체없이 통지하기로 한다.

① 컨설팅 비용 지급조건:

No.	*지급 조건	수수료	예상 일정
1)	본 계약 체결 후 **30일** 이내	**US$150,000**	2025.06. 01
2)	"갑"의 Draft Registration Statement(DRS)를 미국 U.S Securities and Exchange Commission(SEC)에 제출완료	**US$ 100,000**	2025. 09. 15
3)	"SEC"가 "갑"의 S-1 Report의 모든 보완 또는 이슈사항이	**US$100,000**	2026. 04. 15

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	이견없이 통과가 "갑"의 법률대리인에게 통보된 경우		
4)	"갑"의 주식이 미국 주식시장에 거래되는 첫 날	**US$100,000**	2026. 05. 15
	(합계)	**US$ 450,000**	

*상기의 각 지급 조건이 충족되지 않을 경우 해당 단계의 수수료 지급 의무는 발생하지 않으며, "을"의 귀책사유로 인해 일정이 지연되거나 업무가 완료되지 않을 경우 "갑"은 지급을 유보할 수 있다.

② **성공보수 지급조건**:

1) "갑"의 미국 주식 시장 상장이 완료된 후에 "을"에게 본 조의 1항에서 정한 "갑"의 주식(총 641,028 주)을 무상으로 발행하여 지급하기로 한다.

2) "갑"은 "을"에게 위 주식을 발행하여 지급하기 위해, "갑" 및 "갑"의 모회사에 적용되는 대한민국 및 미국 내 관련 법령에 따라 요구되는 제반절차 (예: 이사회 결의, 공시, 주주 승인 및 정부기관 신고 등)가 완료된 후에 해당 주식을 발행하여 지급할 수 있으며, 발행 및 지급 시기는 양 당사자간 사전 협의를 통해 조정될 수 있다.

단, 본 조항에 의거한 주식 부여 절차가 어떠한 이유에서 든 법적으로 불가하거나 실질적으로 이행이 불가한 경우, "갑"은 해당 주식수에 상응하는 보상방안을 "을"과 협의할 수 있으며, 최종 보상 여부 및 방식은 "갑"과 "을"의 합의에 따른다.

③ 본 계약에 의거 "갑"이 "을"에게 지급한 대가 ('컨설팅 비용 및 성공보수)로 인해 "을"에게 발생한 세금을 포함한 제반비용은 "을"이 부담한다.

④ "갑" 또는 "을"은 계약 상대방에게 세무상 불이익이나 법적 책임이 발생하지 않도록 관련 법규를 준수하여야 한다. 이를 위반하여 계약 상대방에게 손해를 입힌 경우에는 그 위반 당사자는 손해를 전액 배상해야 한다.

3. "갑"의 요청 또는 승인으로 "을" 또는 "병"이 본 계약 자문용역수행을 위하여 임시로 "을"의 사무실이 아닌 다른 곳에 방문하게 될 경우에 발생하는 교통비, 숙박비 등의 경비는 "을"이 관련 인보이스를 "갑"에게 청구하면 그에 따라 "갑"이 5 영업일 안에 정산해

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주기로 한다.

제 4 조 우선적.배타적 기회의 보장

"갑"은 본 계약 체결일로부터 2026년 12월 31일까지 본 자문용역과 관련된 업무와 관련하여 제3자에게 의뢰하거나 그러한 목적으로 제3자와 직간접적으로 접촉하고자 할 때에는 반드시 "을"과 사전에 협의하여 동의를 얻어야 한다.

제 5 조 비밀유지 의무

"갑"과 "을"은 자문업무와 관련하여 상대방으로부터 취득한 정보(이미 일반인들에게 널리 알려진 정보나 법령에 의하여 공개가 강제되는 정보 제외)에 대하여 본 계약 체결일로부터 **2년**간 비밀을 유지하여야 하고, 타방당사자의 동의가 없는 한 이를 공표하거나 제3자에게 누설하여서는 아니 된다.

제 6 조 계약의 종료

1. 본 계약 당사자 중 어느 일방이 본 계약상의 의무를 위반한 경우 상대방은 서면통지로써 본 계약을 해지할 수 있다.

2. 본 계약이 본 조 제1항에 따라 서면통지로써 종료되는 경우 "갑"과 "을"은 본 계약상의 의무로부터 벗어난다. 다만, 제5조, 제7조의 의무는 그러하지 아니하다.

3. 본 계약은 2026년 12월 31일까지 유효하며, 본 계약 만료일까지 상대방에게 계약해지에 관한 별도의 서면통지가 없는 한 본 계약은 만료된다.

제 7 조 관할법원 및 민법 및 일반적 상관례의 준수

본 계약과 관련한 분쟁은 미국 캘리포니아주 소재의 법원을 전속관할로 하며, 기타 본 계약에서 정하지 아니한 사항에 대해서는 일반적 상관례에 따른다.

제 8 조 계약서 보관

본 계약을 증명하기 위하여 "갑"과 "을"은 본 계약서 2부를 작성하여 기명날인 또는 서명한 후 각각 1부씩 보관한다.

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이에 본 계약 당사자는 각자의 정당한 대표를 통하여 당사자간의 명의로 기명날인 또는 서명하여 교부한다.

2025년 5월 2일

"갑" 회 사 명 : ROKIT America, Inc.
주 소 : 3435 WILSHIRE BLVD. STE 2925 LOS ANGELES, CA 90010
대표이사 : 유 석 환 (인)

"을" 회 사 명 : CKIUFC, Inc
주 소 : 8201 Broadway Street, Pearland, TX, 77581, U.S.
대표이사 : HaYoung Kim (인)

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